SECURITIES AND EXCHANGE COMMISSION

                             Washington DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 12, 1997




                           Big Sky Transportation Co.
           (Exact name of registrant as specified in its charter)



                  MONTANA             1-7991              81-0387503
               (State or other     (Commission         (IRS Employer
                jurisdiction        file number)        identification
              of incorporation)                         number)


                  1601 Aviation Place, Billings MT          59105
             (Address of principal executive offices)     (Zip code)


   Registrant's telephone number, including area code     (406) 245-9449

___________________________________________________________________________
          (Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountant

(a) At its board meeting on February 12, 1997 at the recommendation of the audit committee, the Board of Directors of Big Sky Transportation Co. engaged the accounting firm of Charles Bailly & Company
     P.L.L.P. as independent accountants for the Registrant for the fiscal year ending June 30, 1997, subject to approval of shareholders. The firm of KPMG Peat Marwick LLP, which had been serving as independent accountants for the registrant, was dismissed at the same board meeting on February 12, 1997.

(b) In connection with its audits for the two most recent years, there have been no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Also in connection with its audits for the two most recent years, KPMG Peat Marwick LLP did not advise the Registrant that: (1) the internal controls necessary to develop reliable financial statements did not exist; (2) information came to its attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management; (3) there was a need to expand significantly the scope of the audit, or further investigate information that would materially impact the fairness or reliability of financial statements previously issued or to be issued and was unresolved prior to its dismissal as independent accountants for the registrant.

(c) KPMG Peat Marwick LLP's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

(d)  The Registrant has requested that KPMG Peat Marwick
     LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to this item 4 and if not, stating the respects in which it does not agree.
     The Registrant delivered a copy of this Form 8-K to KPMG Peat Marwick LLP on February 19, 1997. The
     Registrant will file by amendment, as an exhibit to this Form 8-K report, a copy of such letter when it is received.

(e)  During the two most recent fiscal years, Charles
     Bailly & Company P.L.L.P., the newly appointed independent accountants of the registrant, has not been consulted regarding; (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the registrant's financial statements; or (3) any matter that was either the subject of a disagreement or a reportable event.

                      SIGNATURES
Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                              BIG SKY TRANSPORTATION CO.
                              d.b.a BIG SKY AIRLINES

                              By:_______________________
                                   Terry D. Marshall
                                   President & C.E.O.
Dated:    February 19, 1997